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                   AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

          AMENDMENT NO. 3 to NOTE PURCHASE AGREEMENT (this "Amendment No.
     3"), dated as of September [sic October]    , 1994, among AAI
                                              ---
     CORPORATION, a Maryland corporation (the "Company"), and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY and THE TRAVELERS INSURANCE COMPANY (collectively, the "Purchasers").


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Company and the Purchasers have heretofore entered into a Note Purchase Agreement dated as of July 15, 1992 (the "Note Purchase Agreement");

          WHEREAS, the Company and the Purchasers have heretofore entered into Amendment No. 1 to the Note Purchase Agreement dated as of July 15, 1993 (the "Amendment No. 1");

          WHEREAS, the Company and the Purchasers have heretofore entered into an Amendment to the Note Purchase Agreement dated as of December 30, 1993 (the "Amendment No. 2");

          WHEREAS, the Company has requested that the Purchasers agree to amend certain of the provisions and covenants contained in the Note Purchase Agreement, as amended; and

          WHEREAS, the Purchasers are willing to amend such provisions and covenants upon the terms and conditions herein provided.

          NOW, THEREFORE, in consideration of the mutual promises and consideration set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section 1.     Definitions; References.  Unless otherwise
                         ------------------------
     specifically defined herein, each term used herein which is defined in the Note Purchase Agreement, as amended, shall have the meaning assigned to such term in the Note Purchase Agreement, as amended.
     Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference to "this Agreement" and each other similar reference contained in the Note Purchase Agreement or Amendment No. 1 or Amendment No. 2, and each reference in the Notes to "the Note Purchase Agreement" or "Amendment No. 1" or " Amendment No. 2," "thereunder," "thereof" or words of like import referring to the Note Purchase Agreement and Amendment No. 1 and Amendment No. 2, shall from and after the

























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     date hereof refer to the Note Purchase Agreement as amended by
     Amendment No. 1, Amendment No. 2 and this Amendment No. 3.

          Section 1.1.   Definitions.   The following definitions are
                         ------------
     hereby amended, modified or added to the definitions set forth in the Note Purchase Agreement, as amended:


               "Accounts Credit Percentage": eighty percent (80%) in the case of Eligible Accounts which did not arise from progress billings, and fifty percent (50%) in the case of Eligible Accounts which arose from progress billings, or in either case, such lesser percentage or percentages as shall from time to time be established by the Required Lenders, in the discretion of the Required Lenders exercised in good faith, and communicated to the Borrower in writing by the Agent, with respect to Eligible Accounts, specific Eligible Accounts or categories, types or components of Eligible Accounts. Such less percentage or percentages may be based upon evaluations of risk by the Lenders or any other factors deemed relevant by the Lenders, whether or not such factors have theretofore been used, contemplated or foreseen as a basis for adjusting the Accounts Credit Percentage.

               "Agent": as of the date of the Credit Agreement, First Fidelity Bank, National Association in its capacity as party to the Credit Agreement as "Agent," and, after the date of the Credit Agreement, the person from time to time, party to the Credit Agreement as "Agent."

               "Aggregate Borrowing Base Charge": at a particular time, the sum of (a) the Aggregate
               Loans Outstanding of all Lenders as at such time and (b) L/C Exposure as at such time.

               "Aggregate Loans Outstanding": as to any Lender at a particular time, the aggregate principal amount of the Revolving Credit Loans of such Lender outstanding as at such time.





























     NYFS11...:\95\78495\0001\7120\EXH02894.E00
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               "Borrower":  shall mean AAI Corporation, a
               Maryland corporation.

               "Borrower Pledge Agreement": shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Pledge and Security Agreement of even date herewith executed and delivered by Borrower in favor of Collateral Agent.

               "Borrower Security Agreement": shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Security Agreement of even date herewith executed and delivered by Borrower in favor of Collateral Agent.

               "Borrowing Base": at a particular time, the product of (a) Eligible Accounts as at such time, and (b) the Accounts Credit Percentage.

               "Borrowing Base Certificate": a report or schedule, certified by Borrower's Chief Financial Officer, in form and content satisfactory to the Required Lenders containing such information as the Required Lenders may require from time to time concerning the Borrowing Base, collections or other proceeds of accounts of the Borrower or its Subsidiaries and/or any other matter or matters as the Required Lenders may require from time to time, including with respect to accounts or contracts of the Borrower or its Subsidiaries and information concerning the cost to complete contracts of the Borrower or its Subsidiaries.

               "Collateral Agent": shall mean as of the date of this Amendment No. 3, First Fidelity Bank, National Association in its capacity as party to the Intercreditor Agreement as "Collateral Agent," and, after the date of this Amendment No. 3, the person from time to time, party to the Intercreditor Agreement as "Collateral Agent."

































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               "Collateral Agent Liens" shall mean, as the same
               may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, all security interests, liens, assignments and other encumbrances in or upon any property (real, personal or mixed) granted in favor of Collateral Agent pursuant to the Security Documents.

               "Credit Agreement": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Credit Agreement of even date herewith among Agent, Borrower, Lenders and Issuing Bank.

               "Collateral": shall mean the property, rights and interests with are subject to the Collateral Agent
               Liens.

               "Eligible Accounts": shall mean at a particular time, the aggregate amount, as at such time, of accounts of the Borrower and Eligible Affiliates which have been billed to the account debtors thereon, which are payable in conformity with such billings and which are, but only in the amounts such accounts are, acceptable to the Agent as at such time, in the discretion of the Agent exercised in good faith, as a basis for extensions of credit to the Borrower under this Agreement. Except as otherwise agreed by the Agent from time to time, Eligible Accounts shall not include: (a) any account which has remained unpaid for ninety
               (90) days or more after the billing thereof; (b) any account due from any Person other than the United States of America if fifty percent (50%) or more of all of the accounts due to the Borrower and Eligible Affiliates from such Person has remained unpaid for ninety (90) days or more after the billing thereof; (c) any account which arose out of any contract with the United States of America if fifty percent (50%) or more of the total amount due under such contract has remained unpaid for ninety (90) days or more after the billing thereof; (d) any account which is not































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               lawfully owned by the Borrower or an Eligible Affiliate,
               which has been assigned to the Borrower or an Eligible Affiliate, which is subject to any Lien except for permitted liens under the Credit Agreement, or in which the Borrower or the Eligible Affiliate, as the case may be, does not have the right and power to grant a security interest to the Collateral Agent in conformity with the Borrower Security Agreement, the Guarantor Security Agreement or the applicable Subsidiary Security Agreement, as the case may be, including any account the assignment of which is prohibited, limited or conditioned under any underlying or related contract; (e) any account with respect to which any transaction giving rise to or relating to the account was unlawful or not solicited and entered into in compliance with Requirements of Law; (f) any account which is not valid or enforceable or does not represent bona fide, undisputed indebtedness to the Borrower or an Eligible Affiliate of each obligor thereon; (g) any account in which the Collateral Agent does not have a perfected first priority security interest; (h) any account evidenced in whole or in part by any instrument or chattel paper unless such instrument or chattel paper has been delivered to the Collateral Agent, together with such endorsements or assignments as the Collateral Agent may reasonably require;
               (i) any account to the extent that the account is subject to any defense, set-off, counterclaim, credit, discount, allowance, adjustment, deduction or reduction of any kind;
               (j) any account to the extent that such account includes any finance or similar charges on account of past due amounts;
               (k) any account with respect to which any obligor thereon is a Person of whom the Borrower or the Eligible Affiliate, as the case may be, is or becomes any account debtor or obligor by virtue of any obligation of the Borrower or such Eligible Affiliate to such Person not relating to accounts due or to become due from such Person to the Borrower or such Eligible Affiliate; (l) any account to the







































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               extent that any goods, the sale or lease of which gave rise to the account, have been returned, rejected, lost or damaged prior to acceptance of such goods by the purchaser or lessee thereof; (m) any account which arose from the sale of goods, if such sale was not an absolute sale or was a sale on consignment, on approval or on a sale-or-return basis, or if such sale is subject to any repurchase or return agreement, or if such sale is subject to any other term by reason of which the obligation of any obligor thereon is contingent or conditional; (n) any account which did not arise in the ordinary course of business of Borrower or the Eligible Affiliate, as the case may be; (o) any account which arose out of a contract with the United States of America or any state, county, municipality or other Governmental Authority, or any department or agency thereof, to the extent that sums due or to become due in connection therewith have not been duly assigned to the Agent in accordance with the Federal Assignment of Claims Act and/or any other applicable federal, state and local laws, rules and regulations, relating to the assignment or payment of such contract and sums; (p) any account with respect to which any obligor thereon is insolvent (as defined in Section 101 (32) of the United States Bankruptcy Code), is unable to pay its debts as they mature, or is the subject of any pending, imminent or threatened bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding; (q) any account which arose out of a contract which is subject to any bonding or other similar arrangement as security for any obligations of the Borrower, any of its Subsidiaries or any Guarantor in connection with which any Lien has been granted, incurred or assumed upon any property, assets or revenues, whether now owned or hereafter acquired, of any of Borrower, any of its Subsidiaries or any Guarantor; (r) any account with respect to which any obligor







































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               thereon is an Affiliate of the Borrower or any Other
               Obligor; (s) any account with respect to which the principal place of business of any obligor thereon is not located in the United States of America, except to the extent that such account is (i) secured by a letter of credit or bond satisfactory to the Collateral Agent issued or confirmed by a bank or provided by a surety which is satisfactory to the Collateral Agent and which is organized under the laws of the United sates or any state thereof or (ii) guaranteed by the United States of America or any agency thereof on terms and conditions satisfactory to the Collateral Agent; (t) any account which arose out of a contract with the United States of America or any other Governmental Authority to the extent that (i) funds for the payment of such account have not been appropriated by the United States of America or such other Governmental Authority or (ii) the Collateral Agent is not satisfied, in its discretion exercised in good faith, that such account and contract is enforceable against the full faith and credit of the United States of America or such other Governmental Authority and that funds for the payment of such account are available. Notwithstanding the provisions of clause (s) of this definition, accounts of the Borrower due from Marubun Corporation, a Japanese corporation ("Marubun"), which otherwise qualify as Eligible Accounts may constitute Eligible Accounts even though they would otherwise be excluded by such clause (s), provided that, except as otherwise agreed by the Agent from time to time: (i) notwithstanding the provisions of clause (a) of this definition, no account of the Borrower due from Marubun shall constitute an Eligible Account if such account has remained unpaid for thirty (30) days or more after the billing thereof; (ii) notwithstanding the provisions of clause (b) of this definition, no account of the Borrower due from Marubun shall constitute an Eligible Account if fifty percent (50%) or more of all of the accounts due the Borrower







































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               and Eligible Affiliates from such Person has remained unpaid for thirty (30) days or more after the billing thereof; and
               (iii) the product of (x) the Accounts Credit Percentage and
               (y) the aggregate amount of accounts of the Borrower due from Marubun constituting Eligible Accounts, shall not at any time exceed Two Hundred Fifty Thousand Dollars ($250,000.00). The Agent may determine from time to time in its discretion exercised in good faith and notwithstanding any previous contrary determinations made by the Collateral Agent, to exclude from or include in Eligible Accounts specific accounts (including accounts due from Marubun), categories or types of accounts (including accounts due from Marubun), or specific components of accounts (including accounts due from Marubun). Such determinations may be based upon evaluations of risk by the Collateral Agent or any other factors deemed relevant by the Collateral Agent, whether or not such factors have theretofore been used, contemplated or foreseen as a basis for limiting Eligible Accounts. Any such determinations by the Collateral Agent will be promptly communicated in writing to the Borrower.

               "Eligible Affiliate": shall mean at a particular time (a) each Eligible Borrower Subsidiary as at such time and (b) Symtron, provided that the Lender Guaranty is subsisting as at such time with respect to Symtron, the Guarantor Security Agreement is subsisting as at such time with respect to Symtron and that the security interests granted by Symtron pursuant to the Guarantor Security Agreement are duly perfected as at such time and subject only to permitted liens under the Credit Agreement.


               "Eligible Borrower Subsidiary": shall mean at a particular time, a Subsidiary of the Borrower which has executed and delivered to the Collateral Agent a Subsidiary Guaranty subsisting as at such time, a Subsidiary




































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               Security Agreement subsisting as at such time, such
               financing statements as may be required by the Agent and such other documents and instruments as may be required pursuant under the Credit Agreement or any Security Documents, provided that the security interests granted by such Subsidiary pursuant to such Subsidiary Security Agreement are duly perfected as at such time and subject only to permitted liens under the Credit Agreement.

               "First Fidelity":  shall mean First Fidelity Bank,
               National Association.

               "Governmental Authority": shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any Person owned or controlled directly or indirectly by any of the foregoing, whether domestic or foreign.

               "Guarantor Security Agreement": shall mean as waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Security Agreement to be executed and delivered by the Lender Guarantors (other than UIC) in favor of the Collateral Agent, for the ratable benefit of the Lenders, the Issuing Bank and the Noteholders, pursuant to which each of the Lender Guarantors (other than UIC) shall, among other things, grant to the Collateral Agent a security interest in all of its present and future accounts, chattel paper, instruments, documents of title, general intangibles, equipment, inventory and other assets.

               "Indemnified Letters of Credit": the collective reference to letters of credit issued by Signet Bank/Maryland for the account of the Borrower and subject to the Issuing Bank L/C Indemnification Agreement.


































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               "Intercreditor Agreement":  shall mean, as the
               same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Intercreditor Agreement of even date herewith by and among The Travelers Insurance Company, a Connecticut corporation, Principal Mutual Life Insurance Company, an Iowa corporation, First Fidelity Bank, National Association in its capacity as Lender, in its capacity as Agent, in its capacity as Issuing Bank, and in its capacity (in such capacity, "Collateral Agent") as grantee and beneficiary of the Collateral Agent Liens, and the Bank of Baltimore in its capacity as Lender.

               "Issuing Bank": shall mean, as of the date of the Credit Agreement, First Fidelity Bank, National Association, in its capacity as party to the Credit Agreement as "Issuing Bank," and, after the date of the Credit Agreement, the person from time to time party to the Credit Agreement as "Issuing Bank."

               "Issuing Bank L/C Indemnification Agreement": as amended, modified, extended, renewed, supplemented or replaced from time to time, a letter agreement to be executed and delivered between the Issuing Bank and Signet Bank/Maryland, satisfactory in form and content to the Issuing Bank, pursuant to which the Issuing Bank shall indemnify Signet Bank/Maryland in connection with certain letters of credit issued by Signet Bank/Maryland for the account of the Borrower.

               "L/C Aggregate Undrawn Amount": at a particular date, the aggregate undrawn amount, as at such date, of all Letters of Credit and all Indemnified
               Letters of Credit issued and outstanding.

               "L/C Agreements": shall mean, as amended, modified, extended, renewed, supplemented or replaced from time to time, applications and reimbursement and other agreements in form
































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               and content and executed by Persons satisfactory to the
               Issuing Bank requesting issuance of one or more Letters of Credit and setting forth reimbursement obligations and other terms and conditions relating thereto.

               "L/C Exposure":  at a particular time, the sum of
               (a) the L/C Aggregate Undrawn Amount as at such time and (b) L/C Reimbursement Obligations as at such time.

               "L/C Reimbursement Obligations": at a particular time, the aggregate amount of all drawings made under Letters of Credit and Indemnified Letters of Credit which, as at such time, have not been reimbursed by the Borrower to the Issuing Bank or Signet Bank/Maryland, as the case may be.

               "Lenders": shall mean, as of the date of the Credit Agreement, First Fidelity Bank, National Association, and Bank of Baltimore, each in its capacity as party to the Credit Agreement as a "Lender," and, after the date of this Agreement, all persons from time to time parties to the Credit Agreement, as "Lenders."

               "Lender Guarantors": shall mean, collectively, the Guarantor, UIC-Del. Corporation, a Delaware corporation, and the Restricted Subsidiaries.

               "Lender Guaranty": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Guaranty of even date herewith executed and delivered by Lender Guarantors in favor of Agent, Lenders and Issuing Bank.

               "Letter of Credit": shall mean, commercial and standby letters of credit issued for the account of the Borrower, for such purposes, in such amounts, for the benefit of such Persons and subject to such terms and conditions as may be acceptable to the Issuing Bank and the Required Lenders in
































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               their discretion exercised in good faith (individually, as amended, modified, extended, renewed, supplemented or replaced from time to time, a "Letter of Credit," and collectively, the "Letters of Credit").

               "Lien": shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease of any property (real, personal or mixed) as in conformity with generally accepted accounting principles would be required to be capitalized on a balance sheet of such Person having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in respect of any of the foregoing).

               "Other Obligor": shall mean each of the Lender Guarantors and each other Person other than the Borrower that is now or hereafter primarily or secondarily, or contingently or noncontingently, liable for or obligated upon or in connection with any obligations of Borrower to Agent, any Lender or Issuing Bank, whether or not so liable, that has granted any lien or security interest to the Collateral Agent as security for any of such obligations or any obligations of any other Person in connection with any of such obligations.

               "Person":  an individual, partnership,
               corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.




































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               "Required Lenders":  at a particular time, a
               Lender or Lenders holding more than sixty percent (60%) of the Aggregate Loans Outstanding of all Lenders under the Credit Agreement as at such time or, if no Lender has any Revolving Credit Loans outstanding under the Credit Agreement from time to time, a Lender or Lenders whose commitment percentages as identified in the Credit Agreement aggregate more than sixty percent (60%) as at such time.

               "Requirements of Law": shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Restricted Subsidiaries":  mean (i) AAI
               Engineering Support, Inc., a Maryland corporation, AAI Microflite Simulation International Corporation, a Maryland Corporation, AAI/ACL Technologies, Inc., a Maryland corporation, Seti, Inc., a Pennsylvania corporation, AAI Systems Management, Inc., a Maryland corporation and AAI California Carshell, Inc., a Maryland corporation;
               (ii) any other Subsidiary with respect to which the Company has notified the Noteholders that it has been designated as such by the Board of Directors of the Company or by an Executive Officer of the Company who has been authorized by such Board of Directors to make such designation; and (iii) Symtron Systems, Inc., a New Jersey corporation, a wholly owned subsidiary of UIC.

               "Revolving Credit Loans": at a particular time and from time to time the revolving credit loans made by the Lender or Lenders to the Borrower under Section 2.1 of the Credit Agreement.
































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               "Revolving Credit Notes":  shall mean the
               promissory notes of the Borrower evidencing the revolving credit loan or loans made under the Credit Agreement, from time to time, appropriately completed, as amended, modified, extended, renewed, supplemented or replaced from time to time, payable to the order of such Lender and further evidencing the obligation of the Borrower to pay with interest the aggregate loans outstanding under the Credit Agreement to such Lender from time to time.

               "Security Documents": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Pledge and Security Agreement of even date herewith executed and delivered by the Borrower in favor of Collateral Agent, that certain Security Agreement of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Security Agreement of even date herewith executed and delivered by the Restricted Subsidiaries, et al in favor of Collateral Agent, that certain Deed of Trust and Security Agreement of even date herewith executed and delivered by the Borrower in favor of certain trustees for the benefit of Collateral Agent, that certain Assignment of Leases and Rents of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Pledge and Security Agreement of even date herewith executed and delivered by Guarantor in favor of Collateral Agent, that certain Collateral Assignment of Trademarks Agreement of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Collateral Assignment of Patents of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Collateral Assignment of Trademarks of even date herewith executed and delivered by Symtron Systems, Inc. in favor of the Collateral Agent, that certain Collateral Assignment of
































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               Patents of even date herewith executed and delivered by
               Symtron Systems, Inc. in favor of Collateral Agent, that certain Collateral Assignment of Trademarks of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of the Collateral Agent, that certain Collateral Assignment of Copyrights of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of the Collateral Agent, and that certain Collateral Assignment of Patents of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of Collateral Agent.

               "Subsidiary": of a Person means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time, directly or indirectly, owned by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, by such Person.

               "Subsidiary Guaranty": shall mean as waived, amended, modified, extended, renewed, supplemented or replaced from time to time a guaranty in form substantially similar to the Lender Guaranty, but in form and content satisfactory to the Required Lenders, pursuant to which a Subsidiary of the Borrower shall, among other things guarantee payment of the obligations of the Borrower to the Agent, the Lenders and the Issuing Bank.

               "Subsidiary Security Agreement": shall mean as waived, amended, modified, extended, renewed, supplemented or replaced from time to time, a security agreement in form substantially similar to the Guarantor Security Agreement, but in form and content satisfactory to Required Lenders, executed and delivered between the Agent and a Subsidiary of Borrower pursuant to which such Subsidiary shall, among other things, grant to the Collateral Agent, for the ratable benefit of the Lenders, the Issuing Bank and the Noteholders, a security interest in all accounts, chattel paper documents of title, general intangibles, instruments, equipment, inventory and other assets of such Subsidiary.

               "Symtron":  shall mean Symtron Systems, Inc., a
               New Jersey corporation."

          Section 2.     Amendment of Section 6.8.  Restriction on Liens.
                         -----------------------------------------------
     Subsections (vi), (vii) and (viii) be and hereby are added to Section
     6.8 of the Note Purchase Agreement, as amended, as follows:

               "(vi)     Liens in favor of the Collateral Agent
               created pursuant to the Security Documents securing the obligations under the Credit
               Agreement and the Revolving Credit Notes and under this Agreement and the Notes.

               (vii) Liens in favor of or for the benefit of the Issuing Bank in or upon cash, cash equivalents or other liquid assets pledged to the Issuing Bank in connection with, or in or upon bills of lading or other shipping or transportation documents, warehouse receipts or similar rights arising in connection with, the L/C Agreements or the issuance and payment of drawings under Letters of Credit.

               (viii) Liens in favor of or for the benefit of the Agent or any Lender in or upon cash, cash equivalents, marketable securities or other liquid assets and other rights relating to or in connection with overnight investments or other investments made or managed by the Agent or any Lender for or on behalf of the Borrower, any of its Subsidiaries or Symtron."

          Section 3.     Amendment of Section 6.11.  Guaranties.  Section
                         --------------------------------------
     6.11 of the Note Purchase Agreement is amended to read in its entirety as follows:

               "Section 6.11. Guaranties.    The Company will
                              ----------
               not, and will not permit any Restricted Subsidiary to, at any time, make, suffer to exist or become liable with respect to guarantees of obligations of any Person or Persons in excess of an aggregate of $5,000,000.00, except that the Restricted Subsidiaries shall be permitted to guarantee the obligations of the Company under the Credit Agreement, the Revolving Credit Notes and the Lender Guaranty to the Lenders and to pledge their respective Collateral as security for such obligations by executing and delivering the Security Documents."

          Section 4.     Borrowing Base Certificate.  The following new
                         --------------------------
     subparagraph (c) be and hereby is added to Section 5.1, as follows:

               "(c) The Company agrees to promptly deliver to each of the Noteholders a copy of any Borrowing Base Certificate that it shall hereafter deliver to the Required Lenders in the Company's capacity as Borrower under the Credit Agreement that states that (a) the Aggregate Borrowing Base Charge exceeds (b) the Borrowing Base, provided, however, that the Company shall have no monetary liability, whether direct, incidental, consequential or otherwise, to any Noteholder or any other Person on account of any failure of the Company to so give such written notification to any Noteholder."

          Section 5.     No Other Amendment.  Except as specifically set
                         ------------------
     forth herein, the Note Purchase Agreement shall remain in full force and effect in accordance with its terms.

          Section 6.     Governing Law.  This Amendment No. 3 shall be
                         -------------
     governed by and construed in accordance with the laws of the State of New York.

          Section 7.     Counterparts.  This Amendment No. 3 may be
                         ------------
     executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              AAI CORPORATION


                              By:
                                 -----------------------------------
                              Name: Paul J. Michaud
                                   ---------------------------------
                              Title: Vice President, Chief Financial
                                    --------------------------------
                                    Officer and Treasurer
                                    --------------------------------

                              PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              THE TRAVELERS INSURANCE COMPANY


                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------